Exhibit 99.1 Investor Presentation Building a powerful new future in cellular IO December 2021

Forward Looking Statement This presentation contains estimates, projections and other forward-looking statements, concerning, among other things: our research and development activities relating to our GoCAR™ platform, our CaspaCIDe safety switch, and related technologies; our product candidates including BPX-601, BPX-603, and rimiducid; the timing and success of our current and planned clinical trials, including the timing of receipt of data from such clinical trials and the timing of our reports of such data; the possible range of applications of our cell therapy programs and potential curative effects and safety in the treatment of diseases, including as compared to other treatment options and competitive therapies; our expected cash runway; and the potential to expand the use of our switch technology through additional license opportunities. Our estimates, projections and other forward-looking statements are based on management's current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance. Although we believe that these estimates, projections and other forward-looking statements are based upon reasonable assumptions, they are subject to numerous known and unknown risks and uncertainties and are made in light of information currently available to us. Many important factors, in addition to the factors described in this presentation, may adversely and materially affect our results as indicated in forward-looking statements. All statements other than statements of historical fact are forward-looking statements. Estimates, projections and other forward-looking statements speak only as of the date they were made, and, except to the extent required by law, we undertake no obligation to update any forward-looking statement. These statements are also subject to a number of material risks and uncertainties that are described more fully in Bellicum’s filings with the Securities and Exchange Commission, including without limitation our annual report on Form 10-K for the year ended December 31, 2020 and our quarterly report on Form 10-Q for the period ended September 30, 2021. 2

Building a Powerful New Future in Cellular IO Our GoCAR platform is engineered to break through the limitations of current cell therapies Persistence Proliferation Enhances effector cell Boosts effector cell functional persistence by proliferation and extends resisting exhaustion and survival, potentially inhibitory signals from leading to more durable the tumor environment responses Power Performance Re-ignites the host immune response, Molecular switch unleashing the power to technology enables combat tumor tolerance superior control over and intensify tumor GoCAR cells killing 3

Product Pipeline Establishing the clinical value of GoCAR-T in solid tumors to propel cellular IO forward Clinical Product Candidate Discovery IND-Enabling Proof-of-Concept BPX-601 Castration-Resistant Prostate Cancer PSCA GoCAR-T PSCA+ Pancreatic Cancer BPX-603 HER2+ Solid Tumors HER2 GoCAR-T (Dual-Switch) 4

Technology Overview 5

GoCAR: Differentiated Technology Platform Current Generation CAR Technology Next Generation GoCAR Technology Rimiducid Inducible MyD88/CD40 ”iMC” 6

GoCAR Proliferation: Superior Expansion and Resistance to T Cell Exhaustion iMC activation limits T cell dysfunction in repeat tumor stimulation exhaustion assay T cell IL-2 production T cell expansion HER2+ tumor 100 100000 cells BPX-603 + Rim 10000 BPX-603 + Rim NT NT 1000 Repeat HER2.z HER2.z 10 tumor HER2.BB.z HER2.BB.z exposure 100 HER2.28.z HER2.28.z BPX-603 BPX-603 BPX-603 + Rim 10 BPX-603 + Rim 1 1 0 2 4 1 2 3 4 Functional Stimulation number Stimulation number assays 7 Fold-expansion IL-2 production (pg/ml)

GoCAR Persistence: Resistance to Immune Suppressive TME iMC overrides common inhibitory molecules in the tumor microenvironment TGF-b PD-L1 Inhibitory TME 140 35 BPX-601 + Rim BPX-601 + Rim 120 30 M2 MF 25 100 PGE MDSC 2 80 BPX-601 20 BPX-601 BPX-601 + PD-L1 BPX-601 + TGF-b 60 15 PD-L1 BPX-601 + TGF-b BPX-601 + PD-L1 10 40 + Rim + Rim TGF-b ↓ Inhibition 20 5 ↓ Inhibition 0 0 0 100 200 0 100 200 Culture time (hours) Culture time (hours) TME – tumor microenvironment 8 CAR-T proliferation index CAR-T proliferation index

CaspaCIDe Safety Switch Inducible apoptosis to mitigate cell therapy-mediated adverse events Potential Applications • Controlling toxicity associated with cell therapies • Cytokine Release Syndrome • ICANS • Targeting antigens with known or potential high-risk side effects • Developing next-generation, higher-potency cell therapy constructs • Protecting against the risk of tumorigenesis Inducible • Managing GvHD associated with adoptive T cell therapy Caspase-9 with allogeneic T cells ”iC9” 9

Clinical Experience with CaspaCIDe (iC9) 1 2 Experience from Rivo-cel Program CAR-T Case Report from University of North Carolina 24 pediatric haplo-HSCT patients experienced advanced 26-year-old female with relapsed B-ALL received CD19.iC9 or steroid-refractory GvHD from iC9-containing allogeneic CAR-T; received rimiducid to treat refractory ICANS T cells and received rimiducid to trigger iC9 ICANS G1 G1 G3 G4 G1 CRS (ICE 8) (ICE 0) (ICE 0)(ICE 7) Resolved 0 1 2 3 4 5 6 7 8 9 10 11 12 13 70% Overall Response Rate* Median Time to Response (n=24) Tocilizumab Rimiducid CD19.iC9 1 Day (Range 1-4 Days) Dexamethasone CAR-T Cells Methylprednisone Complete Rapid Results After Response Immunological Response Rimiducid Administration • All evaluable patients receiving Partial • >80% reduction in CAR-T rimiducid had reduction in Response transgene copies within 4 circulating rivo-cel cells hours • Majority of reduction observed ICANs improvement to • Four additional patients within 4 hours Grade 1 within 12 hours achieved CR by Day 30 * Evaluated at Day 7 post-rimiducid administration 1. Elkeky, et al, Blood (2018) 132 (Supplement 1): 2207. 10 2. Matthew C. Foster, et al; Utility of a safety switch to abrogate CD19.CAR T-cell–associated neurotoxicity. Blood 2021; 137 (23): 3306–3309. Day

Dual-Switch GoCAR-T A controllable system to manage CAR-T proliferation, persistence, and safety Lead Program: BPX-603 (HER2) 11

BPX-601 PSCA GoCAR-T 12

BPX-601 GoCAR-T Targets Solid Tumors Expressing PSCA Product Profile Summary & Program Update Unmet Need Unmet need in mCRPC remains, particularly in § Attractive first-in-class solid tumor CAR-T opportunity; first-in- patients who have progressed after androgen human experience with iMC deprivation therapy and chemotherapy § Initial cell dose escalation, lymphodepletion optimization, and safety assessment of single and repeat-rimiducid dosing in Annual Annual Incidence Deaths % Expressing pancreatic cancer complete (U.S.)* (U.S.) PSCA Prostate 249k 34k 75-90% § In first three-patient mCRPC cohort: § No dose limiting toxicities observed § One confirmed partial response by RECIST v1.1 accompanied by substantial reduction in PSA in response to treatment with rimiducid § Rimiducid dose escalation in metastatic castration-resistant prostate cancer (mCRPC) ongoing * Incidence includes all newly diagnosed prostate cancer Incidence and annual deaths: American Cancer Society projections for 2021 based on earlier reported SEER data. Source: seer.cancer.gov, August 2021 PSCA expression: Argani et al, Cancer Res 2001; Reiter et al., PNAS 1998; Abate-Daga et al, HGT 2014; Data on file 13

BPX-601: GoCAR-T Increased Immunomodulatory Cytokines Infusion of BPX-601 and activation with rimiducid increased immunomodulatory cytokines § Increases in Th1 and Th2 cytokines were observed with: Administration of § BPX-601 GoCAR-T cells § GoCAR-T activation with rimiducid Shaw et al, ASCO GI 2020 Stacked bars represent the summed mean fold-change in concentration of cytokines in each category in patients from Cohort 5B (n=5). Black dotted line represents the mean VCN for Cohort 5B. Gray dotted line represented 14 14 rimiducid administration on Day 7. Conc., concentration; Rim, rimiducid.

BPX-601: GoCAR-T Tumor Infiltration On-treatment biopsies taken from metastatic lesions show BPX-601 tumor infiltration BPX-601 Infiltration 5 0 0 Analysis of tumor § metastases from 4 0 0 patients showed: 212 T u m o r 3 0 0 Infiltration of BPX-601 § S t r o m a GoCAR-T cells 161 A d j. N o r m a l 2 0 0 BPX-601 effectively § 38 238 77 localized to tumor 1 0 0 119 82 19 0 5 B -2 5 B -4 5 B -5 CD3 = Blue; BPX-601 = Red, arrows Shaw et al, ASCO GI 2020 (Left) Stacked bars represent the total number of BPX-601 cells quantified in ISH stained tissue sections of available (n=3) biopsies from metastatic lesions of Cohort 5B patients. White numbers in bars indicate the number of BPX-601 cells measured within each ROI. (Right) Representative images of CD3 (IHC) and BPX-601 (ISH) stained tissue sections of available (n=3) biopsies from metastatic lesions of Cohort 5B patients. Red arrows indicate BPX-601 GoCAR-T cells 15 Adj. normal, adjacent normal; ROI, region of interest. T o t a l In f ilt r a t in g B P X - 6 0 1 C e lls

BPX-601: Modulation of Tumor Microenvironment Changes in gene expression consistent with productive T cell immune responses § Upregulation of T/CAR-T Differentially Expressed Genes in Tumor Metastases After BPX-601 + Rim cell associated genes (Cohort 5B, n=3) including: GZMB – Target cell killing § by cytotoxic T cells § CXCR3 – Activated T cell trafficking § 41BB(TNFSF9) / 41BBL(TNFRSF9) – T cell costimulation CD3Z (CD247) – § TCR Signaling STAT1 – Interferon § signaling Effector T/ CAR-T Cell § BPX-601 – Infiltrating Associated Genes GoCAR-T cells Shaw et al, ASCO GI 2020 16 Box and whisker plots indicate log2 fold change of genes with altered expression (upregulation or downregulation) while on-treatment (Day 14-21) from paired baseline sample (p-value < 10%). nCounter data using NanoString PanCan IO360 panel.

Rationale for Rimiducid Dose Escalation In non-clinical models, increasing exposure to rimiducid leads to… Increased Enhanced Improved GoCAR-T Cell Persistence Cytokine Production Anti-Tumor Efficacy OE19 Tumor Bioluminescence T cell Bioluminescence Serum IFN-γ Levels Day 37 post T cell transplantaKon Day 34 post T cell transplantaEon Day 14 post T cell transplantaFon ⁷ 3,000 ⁸ 10 * 10 # * ⁷ 10 * 2,000 ⁶ 10 ⁶ 10 ⁵ 10 1,000 ⁴ 10 * P=0.0036 P = 0.0463 # P = 0.0092 ⁵ # ³ 0 10 10 0 0.03 0 0.03 0.1 0.3 1 0.1 0.3 1 0.1 1 0 0.03 0.3 Rim (mg/kg) Rim (mg/kg) Rim (mg/kg) N = 5 mice per group # - Reference group * - Comparator P values calculated by one-way ANOVA 17 Source: Data on file ² Avg. Radiance (p/s/cm /sr) IFN-γ (pg/ml) ² Avg. Radiance (p/s/cm /sr)

BPX-601: BP-012 Phase 1/2 Study Dose escalation in relapsed metastatic castration-resistant prostate cancer (mCRPC) Planned mCRPC Phase 1 – 3+3 Design* mCRPC Dose Escalation Rationale • DL1 established safety in mCRPC at previously cleared Dose Level 1 Dose Level 2 Dose Levels 3+ dose/schedule in pancreatic cancer 2 Cytoxan 0.5g/m • DL2 intended to establish safety of current rimiducid 2 Conditioning Fludarabine 30mg/m dose administered weekly @ Days -5, -4, -3 • DL3+ intended to increase rimiducid exposure 6 BPX-601 5 x 10 • Non-clinical models demonstrate that increased @ Day 0 cells/kg rimiducid exposure enhances proliferation, persistence, and anti-tumor effect of GoCAR-T cells Rimiducid Single Dose Weekly Escalating Dose Beginning Day 7 0.4 mg/kg 0.4 mg/kg Phase 2 Expansion No DLTs Observed • Planned expansion of 10-40 patients once Phase 2 Status Enrolling One Confirmed PR dose/schedule identified ClinicalTrials.gov Identifier: NCT02744287 * Up to 4 additional cohorts (12-24 additional patients) 18

BPX-603 HER-2 Dual-Switch GoCAR-T 19

BPX-603 Dual Switch GoCAR-T Targeting HER2 Unmet Need Product Profile Summary & Program Update 5-year OS § HER2 is a validated tumor antigen expressed on numerous solid 1 + Indication Incidence HER2 1 (Stage IV) tumors with high unmet need 3 Gastric 28,000 10-30% <20% § BPX-603 designed to potentially address limitations of previous CAR-T efforts targeting HER2 4 Colorectal 145,000 10% <15% § Moderate affinity scFv to enhance target engagement and activity § MC signaling to increase cell proliferation & persistence, modulate the TME, and enhance host immunity 5 Ovarian 22,000 20-30% <30% § Bellicum switch technology designed to time and manage CAR-T activation and enable mitigation of acute toxicities 6 Uterine/ 61,000 50-80% 14-69% Program Update Endometrial • No dose limiting toxicity observed at dose level 1 7 Breast 271,000 16% 90% • Cell dose escalation ongoing 2 Glioblastoma 12,000 20-30% <20% 1 2 3 4 National Cancer Database, American Cancer Society, https://www.cancer.org, accessed 21 December 2018; Liu et al., Cancer Res 2004; Gravalos et al., Annals Oncol 2008; Tu et al., Exp Ther Med 2018; 5 6 Berchuck et al., Cancer Res 1990, Bartlett et al., Brit J Cancer 1996; Grushko et al., Gynecologic Oncol 2008, (7) Cronin et al, Cancer Invest. 2010 20

Historical HER2 Studies: Modest Clinical Outcomes Study Properties Morgan, 2010 Ahmed, 2015 Feng, 2017 Ahmed, 2017 Hegde, 2019 Construct 4D5-28-BB-z FRP5-28-z Her2-BB-z FRP5-28-z FRP5-28-z Indication(s) Metastatic colon Sarcomas CCA and PCa GBM Sarcomas Patient number 1 19 11 17 10 HER2 expression ≥2+ (IHC) ≥1+ (IHC) >50% positive ≥1+ (IHC) ≥1+ (IHC) 10 4 8 6 6 8 8 CAR-T dose 10 10 - 10 10 10 - 10 10 CAR-T expansion NE Negligible >1,000 copies Negligible >10,000 copies Toxicity Lung reactivity No DLTs Mild AEs Mild AEs Mild AEs Outcome Grade 5 toxicity 1 PR 1 PR 1 PR 2 CR Total Responses: 2 CR, 3 PR, 5/58 (8.6% ORR) 21

BPX-603: Compelling Preclinical Evidence iMC co-activation enhances cell proliferation Moderate affinity scFv enhances relative to current CAR-T standards anti-tumor effect relative to low affinity FRP5 Tumor growth T cell bioluminescence 10000000 100 10 1000000 BPX-603 + Rim NT 1 FRP5 + Rim 100000 4D5-5 + Rim 0.1 10000 BPX-603 + Rim 0.01 1000 0 5 10 15 20 0 20 40 60 80 Days post-T cell injection Days post-T cell injection 22 Average radiance (p/s/cm2/sr) Average radiance (p/s/cm2/sr)

BPX-603 Phase 1/2 Trial Design Two-Part Safety/Activity Study of HER2-Targeted Dual Switch GoCAR-T Cells in Previously Treated HER2+ Solid Tumors Phase 1: 3+3 Dose Escalation Phase 2: Multi-Arm Dose Expansion in Select Tumor Types Cohort 1: Gastric • Expansion cohorts 10 patients each Locally advanced or • Ability to expand each cohort based on metastatic HER2+ solid clinical response Cohort 2: Breast 1 tumors where standard treatment is no longer If ≥1 effective, does not exist, response 2 or subject is ineligible Starting Dose Cohort 3: Ovarian DL -2 DL -1 DL 1 DL 2 DL 3 DL 4 4 4 5 6 6 6 2.5 x 10 5 x 10 1 x 10 1 x 10 2.5 x 10 5 x 10 Cohort 4: Colorectal Cells/kg 3 Cohort 5: GBM • Sequential patient enrollment - ≥28 days for cohort 1 Cohort 6: Uterine/Endometrial - ≥14 days for subsequent cohorts • First subject in each dose level receives cells only without 1 GBM excluded from Phase 1 rimiducid 2 Must include approved HER2-targeted therapy for breast/gastric cancers 3 Subjects with GBM will be dosed at recommended dose for expansion (RDE) -1 23 ClinicalTrials.gov Identifier: NCT04650451 Escalating doses BPX-603 with repeat-dose rimiducid

Expanding the Use of CaspaCIDe Through Licensing 24

Expanding the Use of CaspaCIDe Through Licensing Summary New Licensing Agreements in 2021 § CaspaCIDe is the most clinically-validated safety switch, offering § The University of Texas the potential to improve the benefit/risk of cell therapies MD Anderson Cancer Center § Bellicum has established option/license agreements with leading § University of North Carolina institutions for use of CaspaCIDe and rimiducid in cell therapies Lineberger Comprehensive Cancer Center § Agreements currently cover seven CAR-T and CAR-NK programs § Massachusetts General Hospital Cancer Center with potential to add more over time § Under these agreements, Bellicum is entitled to: § Sub-license execution fees upon out-license of program § % share of milestones and certain other sub-licensing revenue § Single digit % royalty on product net sales § Agreements have generated over $11m in revenue to date 25

Summary 26

Anticipated Key Program Goals & Milestones Product Candidate Goals & Milestones Planned Timing BPX-601 Phase 1 data update in mCRPC 2022 PSCA GoCAR-T BPX-603 Phase 1 data update 2022 HER2 GoCAR-T (Dual-Switch) 27

Investment Summary Building a next generation cell therapy pipeline around the GoCAR platform GoCAR Platform Differentiated co-activation domain (MyD88/CD40) and switch technology drive greater proliferation, persistence, power, and performance BPX-601 BPX-603 • Autologous GoCAR-T targeting PSCA • Autologous Dual-Switch GoCAR-T targeting HER2 • Enrolling mCRPC patients in Phase 1/2 trial • Enrolling HER2+ solid tumor patients in Phase 1/2 trial • No DLTs and early clinical efficacy observed in first mCPRC cohort; rimiducid dose escalation ongoing • No DLTs observed in dose level 1 • Data update planned 2022 • Data update planned 2022 CaspaCIDe Cash runway to • Seven licensed programs to date • Cash balance of $20.8M as of Sep 30, 2021 • Potential to expand use of switch technology • $35m gross proceeds from Dec 2021 PIPE Licensing mid-2023 28